UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: February 28, 2017

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
February 28, 2017
unaudited
Common stocks 89.57% Financials 15.56%	Shares	Value (000)
First Gulf Bank PJSC	13,092,300	$48,662
MONETA Money Bank, AS, non-registered shares[1]	14,395,258	48,142
Discovery Ltd.	4,681,357	43,896
Moscow Exchange MICEX-RTS PJSC	17,407,397	36,850
China Pacific Insurance (Group) Co., Ltd., Class H	9,208,200	33,747
ICICI Bank Ltd.	5,215,257	21,602
Union National Bank PJSC	17,147,988	20,451
Credicorp Ltd.	122,200	20,116
Shinhan Financial Group Co., Ltd.	485,826	20,065
Housing Development Finance Corp. Ltd.	821,211	16,863
Grupo Financiero Inbursa, SAB de CV	10,288,500	14,686
AIA Group Ltd.	2,237,400	14,137
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	1,725,900	10,552
Sberbank of Russia	3,235,447	8,652
Sberbank of Russia PJSC (ADR)	169,500	1,849
Banco Bradesco SA, preferred nominative (ADR)	741,320	7,836
Siam Commercial Bank Public Co. Ltd., foreign registered	1,482,300	6,540
Bank Central Asia Tbk PT	5,299,800	6,140
Itaú Unibanco Holding SA, preferred nominative (ADR)	477,163	6,103
		386,889
Consumer staples 13.77%
Unilever PLC	1,146,500	54,330
Thai Beverage PCL	51,929,700	35,203
Carlsberg A/S, Class B	378,857	33,286
Shoprite Holdings Ltd.	2,133,776	30,785
British American Tobacco PLC	437,500	27,578
Danone SA	414,053	27,442
Nestlé SA	369,609	27,324
Philip Morris International Inc.	243,000	26,572
Magnit PJSC	148,355	23,225
Diageo PLC	627,700	17,665
PZ Cussons PLC	4,393,600	17,402
Olam International Ltd.	8,761,600	12,817
Fomento Económico Mexicano, SAB de CV	1,075,300	8,661
		342,290
Information technology 12.02%
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	13,552,800	83,399
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	443,200	13,947
Delta Electronics, Inc.[2]	11,691,127	64,709
MediaTek Inc.[2]	3,662,000	26,601
Quanta Computer Inc.[2]	9,293,400	19,166
Vanguard International Semiconductor Corp.[2]	9,632,000	19,101
Samsung Electronics Co., Ltd.	8,608	14,632
Accenture PLC, Class A	113,000	13,842
MercadoLibre, Inc.	62,400	13,158
American Funds Developing World Growth and Income Fund — Page 1 of 8

unaudited
Common stocks Information technology (continued)	Shares	Value (000)
Broadcom Ltd.	60,350	$12,730
VTech Holdings Ltd.	1,088,300	12,281
Catcher Technology Co., Ltd.[2]	631,000	5,287
		298,853
Consumer discretionary 8.88%
Astra International Tbk PT	64,635,000	39,743
Sands China Ltd.	7,832,700	32,691
Matahari Department Store Tbk PT	29,094,700	29,780
PT Surya Citra Media Tbk	108,551,700	24,012
Pacific Textiles Holdings Ltd.	16,554,791	18,468
Wynn Macau, Ltd.	8,765,600	15,628
Minth Group Ltd.	4,108,000	13,071
Stella International Holdings Ltd.	7,177,000	10,188
Hyundai Motor Co., Series 2	107,894	9,733
Naspers Ltd., Class N	57,740	9,233
Shenzhou International Group Holdings Ltd.	877,000	5,242
YUM! Brands, Inc.	68,500	4,474
Grupo Sanborns, SAB de CV, Series B1	3,188,500	3,358
Chow Sang Sang Holdings International Ltd.	1,448,100	3,220
Yum China Holding, Inc.[1]	68,500	1,821
		220,662
Industrials 8.31%
CCR SA, ordinary nominative	10,481,935	60,951
CTCI Corp. (Taiwan)[2]	16,667,000	27,611
Airbus SE, non-registered shares	316,085	23,213
Haitian International Holdings Ltd.	8,886,000	18,681
BTS Rail Mass Transit Growth Infrastructure Fund	52,714,700	17,216
AirTAC International Group[2]	1,857,250	17,197
International Container Terminal Services, Inc.	8,631,900	13,064
IJM Corp. Bhd.	14,011,100	10,571
Beijing Enterprises Holdings Ltd.	1,456,900	7,620
SEEK Ltd.	522,952	6,291
Edenred SA	188,088	4,256
		206,671
Telecommunication services 8.22%
América Móvil, SAB de CV, Series L (ADR)	4,670,000	59,356
HKT Trust and HKT Ltd., units	25,644,960	34,225
Bharti Airtel Ltd.	4,926,306	26,961
Globe Telecom, Inc.	719,605	26,196
Singapore Telecommunications Ltd.	8,245,700	23,183
MTN Group Ltd.	1,946,464	17,775
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B	36,434,100	10,518
MegaFon PJSC (GDR)	527,095	6,088
		204,302
Materials 5.89%
Vale SA, Class A, preferred nominative	4,330,531	43,862
Alrosa PJSC	25,277,340	39,888
LafargeHolcim Ltd.	420,126	23,906
Rio Tinto PLC	393,400	16,094
American Funds Developing World Growth and Income Fund — Page 2 of 8

unaudited
Common stocks Materials (continued)	Shares	Value (000)
Potash Corp. of Saskatchewan Inc. (CAD denominated)	696,600	$12,084
Newcrest Mining Ltd.	625,730	10,622
		146,456
Health care 4.52%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	12,505,500	43,012
Odontoprev SA, ordinary nominative	6,284,050	24,138
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	8,267,500	21,300
Sino Biopharmaceutical Ltd.	16,650,000	14,370
Kalbe Farma Tbk PT	82,088,500	9,418
		112,238
Real estate 2.87%
Fibra Uno Administración, SA de CV REIT	21,389,900	30,938
China Overseas Land & Investment Ltd.	8,004,000	24,643
Longfor Properties Co. Ltd.	9,770,000	15,631
		71,212
Energy 2.77%
Türkiye Petrol Rafinerileri AS	999,581	23,389
Coal India Ltd.	3,375,991	16,288
Oil Search Ltd.	2,272,145	12,160
Tenaris SA (ADR)	301,400	9,859
Rosneft Oil Company OJSC (GDR)	1,267,100	7,184
		68,880
Utilities 2.22%
Electricity Generating PCL	2,838,300	16,832
AES Corp.	996,200	11,476
Glow Energy PCL	3,664,300	8,188
CLP Holdings Ltd.	723,500	7,358
Enel Américas SA (ADR)	609,178	5,940
Enel Chile SA (ADR)	1,086,400	5,486
		55,280
Miscellaneous 4.54%
Other common stocks in initial period of acquisition		112,741
Total common stocks (cost: $2,176,373,000)		2,226,474
Preferred securities 0.48% Consumer discretionary 0.48%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	78,949,000	11,833
Total preferred securities (cost: $10,799,000)		11,833
Rights & warrants 2.23% Consumer staples 2.23%
Savola Group Co., warrants, expire 2017[2,3]	4,298,909	42,782
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2018[2,3]	3,000,000	12,531
Total rights & warrants (cost: $77,449,000)		55,313
American Funds Developing World Growth and Income Fund — Page 3 of 8

unaudited
Convertible bonds 0.34% Energy 0.10%	Principal amount (000)	Value (000)
Cobalt International Energy, Inc., convertible notes, 2.625% 2019	$ 4,562	$1,467
Cobalt International Energy, Inc., convertible notes, 3.125% 2024	4,299	962
		2,429
Miscellaneous 0.24%
Other convertible bonds in initial period of acquisition		6,053
Total convertible bonds (cost: $12,880,000)		8,482
Bonds, notes & other debt instruments 0.29% Bonds & notes of governments outside the U.S. 0.25%
Peru (Republic of) 6.35% 2028	PEN20,150	6,235
U.S. Treasury bonds & notes 0.04% U.S. Treasury 0.04%
U.S. Treasury 0.75% 2017	$375	375
U.S. Treasury 0.875% 2017	625	625
Total U.S. Treasury bonds & notes		1,000
Total bonds, notes & other debt instruments (cost: $7,226,000)		7,235
Short-term securities 6.71%
Federal Home Loan Bank 0.53%–0.56% due 4/3/2017–5/17/2017	38,800	38,760
Gotham Funding Corp. 0.72%–0.79% due 3/2/2017–3/17/2017[3]	19,400	19,396
Liberty Street Funding Corp. 0.98% due 5/11/2017[3]	25,000	24,952
Mizuho Bank, Ltd. 0.78% due 4/17/2017	7,200	7,200
Siemens Capital Co. LLC 0.63% due 3/9/2017[3]	10,900	10,898
Société Générale 0.52% due 3/1/2017[3]	65,600	65,599
Total short-term securities (cost: $166,806,000)		166,805
Total investment securities 99.62% (cost: $2,451,533,000)		2,476,142
Other assets less liabilities 0.38%		9,567
Net assets 100.00%		$2,485,709
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Developing World Growth and Income Fund — Page 4 of 8

unaudited
Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $8,883,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation at 2/28/2017 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	3/13/2017	Bank of America, N.A.	$3,566	£2,850	$29
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $327,937,000, which represented 13.19% of the net assets of the fund. This amount includes $272,624,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $176,158,000, which represented 7.09% of the net assets of the fund.
American Funds Developing World Growth and Income Fund — Page 5 of 8

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
American Funds Developing World Growth and Income Fund — Page 6 of 8

unaudited
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of February 28, 2017 (dollars in thousands):
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$386,889	$—	$—	$386,889
Consumer staples	342,290	—	—	342,290
Information technology	80,590	218,263	—	298,853
Consumer discretionary	220,662	—	—	220,662
Industrials	161,863	44,808	—	206,671
Telecommunication services	204,302	—	—	204,302
Materials	146,456	—	—	146,456
Health care	112,238	—	—	112,238
Real estate	71,212	—	—	71,212
Energy	68,880	—	—	68,880
Utilities	55,280	—	—	55,280
Miscellaneous	103,189	9,552	—	112,741
Preferred securities	11,833	—	—	11,833
Rights & warrants	—	55,313	—	55,313
Convertible bonds	—	8,482	—	8,482
Bonds, notes & other debt instruments	—	7,235	—	7,235
Short-term securities	—	166,805	—	166,805
Total	$1,965,684	$510,458	$—	$2,476,142

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$29	$—	$29
*	Securities with a value of $272,624,000, which represented 10.97% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.
American Funds Developing World Growth and Income Fund — Page 7 of 8

unaudited
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$225,647
Gross unrealized depreciation on investment securities	(202,375)
Net unrealized appreciation on investment securities	23,272
Cost of investment securities	2,452,870

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
£ = British pounds
GDR = Global Depositary Receipts
PEN = Peruvian nuevos soles
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-0417O-S54186	American Funds Developing World Growth and Income Fund — Page 8 of 8

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: April 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: April 28, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: April 28, 2017